================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-34494) UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 11

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 12

                             VANGUARD INSTITUTIONAL
                                   INDEX FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     100 VANGUARD BOULEVARD, P.O. BOX 2600,
                             MALVERN, PA 19355-0741
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE

             on July 7, 1997 pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 27, 1997.

================================================================================

                       VANGUARD INSTITUTIONAL INDEX FUND

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                           LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Fund and Trust Expenses
    Item 3.   Condensed Financial Information...............   Fund Expenses, Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               Investment Risks; General Information
    Item 5.   Management of the Fund........................   Management and Investment Advisory
                                                               Services
   Item 5A.   Management's Discussion of Fund Performance...   Herein incorporated by reference to
                                                               Registrant's Annual Report to
                                                               Shareholders dated December 31, 1996
                                                               filed with the Securities and
                                                               Exchange Commission's EDGAR system on
                                                               February 20, 1997
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Shares; The Share
                                                               Price of the Fund and Each Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Opening an Account and Purchasing
                                                               Shares; Exchanging Shares; Exchange
                                                               Privilege Limitations
    Item 8.   Redemption or Repurchase......................   Selling Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                              LOCATION IN STATEMENT
ITEM NUMBER                                                          OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Not Applicable
   Item 13.   Investment Objectives and Policies............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Registrant..................   Management and Advisory Services
   Item 15.   Control Persons and Principal Holders
              of Securities.................................   Not Applicable
   Item 16.   Investment Advisory and Other Services........   Management and Advisory Services
   Item 17.   Brokerage Allocation and Other Practices......   Portfolio Transactions
   Item 18.   Capital Stock and Other Securities............   Description of Shares and Voting
                                                               Rights
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Not Applicable
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Performance Data..............   Yield and Total Return; Performance
                                                               Measures
   Item 23.   Financial Statements..........................   Financial Statements

                                                                     [FLAG LOGO]
                         P  R  O  S  P  E  C  T  U  S

                                  JULY 7, 1997


                       VANGUARD INSTITUTIONAL INDEX FUND

                              Institutional Shares
                           Institutional Plus Shares

                              VANGUARD INDEX TRUST
                              Institutional Shares
                                       of

                           EXTENDED MARKET PORTFOLIO

                          TOTAL STOCK MARKET PORTFOLIO

                      SMALL CAPITALIZATION STOCK PORTFOLIO

================================================================================


PROSPECTUS -- JULY 7, 1997

================================================================================


FUND INFORMATION: 1-800-523-1036

--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES AND
POLICIES The Vanguard index funds (the "Funds") offered in this prospectus are Vanguard Institutional Index Fund and three Portfolios of Vanguard Index Trust (the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios). The Funds are open-end, diversified investment companies. Each Fund invests in common stocks in order to match the investment performance of a distinct market index. There is no assurance that the Funds will achieve their stated objectives. Shares of the Funds are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------


INVESTMENT
ALTERNATIVES           VANGUARD INSTITUTIONAL INDEX FUND offers two, separate
                       classes of shares. The "Institutional Shares" are designed for investors who meet the minimum initial investment of $10 million and may require special employee benefit plan services. The "Institutional Plus
                       Shares" are designed for investors who meet the minimum initial investment of $200 million and do not require special employee benefit plan services. This prospectus relates to both the Institutional Shares and the Institutional Plus Shares of Vanguard Institutional Index
                       Fund.



                       VANGUARD INDEX TRUST EXTENDED MARKET PORTFOLIO, TOTAL STOCK MARKET PORTFOLIO, AND SMALL CAPITALIZATION STOCK PORTFOLIO each offers two, separate classes of shares. This prospectus relates to the "Institutional Shares" of these Funds, which are designed for investors who meet the minimum initial investment of $10 million and generally do not require special employee benefit plan services. The "Portfolio Shares" of the Funds feature a $3,000 minimum initial investment and are offered by a separate prospectus. To obtain information on the Portfolio Shares, please call 1-800-662-7447 (SHIP), Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday from 9:00 a.m. to 4:00 p.m.



                       Each Fund's share classes have different expenses; as a result, their investment performance will vary.

--------------------------------------------------------------------------------


OPENING AN
ACCOUNT Shares of the Funds may be purchased by Federal Funds wire of the minimum initial investment. In certain circumstances, a portfolio transaction fee may be deducted from purchases of Vanguard Institutional Index Fund and the Total Stock Market Portfolio. A portfolio transaction fee of 0.5% is deducted from purchases of the Extended Market and Small Capitalization Stock Portfolios. These fees offset the Funds' transaction costs of buying and selling securities.

--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS             This prospectus is designed to set forth concisely the
                       information you should know about the Funds before you invest. It should be retained for future reference.
                       "Statements of Additional Information" containing additional information about Vanguard Institutional Index
                       Fund, dated July 7, 1997 and Vanguard Index Trust, dated
                       July 7, 1997, have been filed with the Securities and Exchange Commission. These Statements have been incorporated by reference into this prospectus. Copies may be obtained, along with other information about the Funds, without charge by contacting Vanguard or visiting the Securities and Exchange Commission's web site
                       (http.//www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS


Highlights...................    2       Implementation of Policies...   14               SHAREHOLDER GUIDE
Fund Expenses................    4       Investment Limitations.......   19       Opening an Account and
Financial Highlights.........    6       Management and Investment                  Purchasing Shares..........     26
Yield and Total Return.......   10         Advisory Services..........   19       Trade Date Policy............     28
        FUND INFORMATION                 Portfolio Transactions.......   21       Selling Your Shares..........     29
Investment Objectives........   10       Dividends, Capital Gains                 Exchanging Your Shares.......     30
Investment Policies..........   11         and Taxes..................   22       Exchange Privilege
Investment Risks.............   13       The Share Price of Each                    Limitations................     30
Who Should Invest............   14         Fund.......................   23       Important Information About
                                         General Information..........   24         Telephone Transactions.....     30
                                                                                  Other Account Information....     31


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                   HIGHLIGHTS


                        This prospectus describes Vanguard Institutional Index Fund (Institutional and Institutional Plus Shares) and Vanguard Index Trust -- Extended Market Portfolio, Total Stock Market Portfolio and Small Capitalization Stock Portfolio (Institutional Shares, only). Unlike other mutual funds which generally attempt to "beat" market averages with often unpredictable results, each of these Funds seeks to "match" the performance of a different stock market benchmark or index. The Funds are expected to provide highly predictable returns relative to their benchmarks. The Funds offer investors the advantages of a "passive" approach to investing. These include low investment costs, broad diversification among securities, minimal portfolio turnover, and relative predictability.


                        As with any mutual fund there is no assurance that the Funds will meet their objectives.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES AND
POLICIES The Funds are open-end, diversified investment companies designed as "index" funds.

VANGUARD INSTITUTIONAL
INDEX FUND              The Vanguard Institutional Index Fund seeks to replicate
                        the performance of the S&P 500 Index.
  ------------------------------------------------------------------------------

VANGUARD INDEX TRUST    Vanguard Index Trust consists of six separate
                        Portfolios, each of which invests in U.S. common stocks.
                        The Institutional Shares of three Vanguard Index Trust
                        Portfolios are offered through this prospectus:

                        - The EXTENDED MARKET PORTFOLIO seeks to replicate the
                          performance of the Wilshire 4500 Index.
                        - The TOTAL STOCK MARKET PORTFOLIO seeks to replicate
                          the performance of the Wilshire 5000 Index.
                        - The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to
                          replicate the performance of the Russell 2000 Small
                          Stock Index.                                   PAGE 14
--------------------------------------------------------------------------------

INVESTMENT
RISKS The Funds are subject to stock market risk, which is the possibility that common stock prices will decline over short or extended periods. U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                        Because of the risks associated with common stocks, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider an investment in any one portfolio a complete investment program, but should maintain holdings of securities with different risk characteristics -- including U.S. common stocks, bonds and money market instruments. For further information concerning the risks associated with investing in the
                        Funds, see "Investment Risks."                   PAGE 17
--------------------------------------------------------------------------------

THE VANGUARD
GROUP Vanguard Index Trust is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. The Vanguard Group, Inc. ("Vanguard"), a jointly owned subsidiary of the Vanguard funds, provides all corporate management, administrative, distribution and shareholder accounting services on an at-cost basis to the funds in the Group. Vanguard Institutional Index Fund is not part of the Group, however, it employs Vanguard to provide virtually all of its necessary
                        services.                                        PAGE 23
--------------------------------------------------------------------------------


INVESTMENT
ADVISER                 The Funds receive investment advisory services from
                        Vanguard's Core Management Group.                PAGE 23

--------------------------------------------------------------------------------

FEES AND EXPENSES       The following transaction fees apply to share purchases:


                                                                                     FEE DEDUCTED
                                                                                    FROM PURCHASES
                           Vanguard Institutional Index Fund                             None*
                           Vanguard Extended Market Portfolio                              .5%
                           Vanguard Total Stock Market Portfolio                         None*
                           Vanguard Small Capitalization Stock Portfolio                   .5%



                       * Under certain circumstances, Vanguard Institutional
                         Index Fund and Vanguard Total Stock Market Portfolio may deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of their shares.


                        Where portfolio transaction fees apply, they are paid directly to the Fund to offset transaction costs of buying securities.


                                                                          PAGE 5

--------------------------------------------------------------------------------

FUND EXPENSES           The following tables illustrate ALL expenses and fees
                        that you would incur as a shareholder of each share class of Vanguard Institutional Index Fund and Vanguard
                        Index Trust -- Extended Market Portfolio, Total Stock
                        Market Portfolio and Small Capitalization Portfolio.
                        Because the Institutional Plus Shares of Vanguard
                        Institutional Index Fund and the Institutional Shares of the other Funds were not offered prior to July 7, 1997, the table is based on the historical expenses of these Funds' other share classes for the 1996 fiscal year. The expenses and fees for the Institutional Shares of Vanguard Institutional Index Fund and the Portfolio
                        Shares of the other Funds are also based upon those incurred during the 1996 fiscal year.


                                                             INSTITUTIONAL                   INSTITUTIONAL   INSTITUTIONAL
                                                                 PLUS        INSTITUTIONAL     SHARES OF       SHARES OF
                                                               SHARES OF       SHARES OF         TOTAL           SMALL
                              SHAREHOLDER                      VANGUARD        EXTENDED          STOCK       CAPITALIZATION
                              TRANSACTION                    INSTITUTIONAL      MARKET          MARKET           STOCK
                              EXPENSES                        INDEX FUND       PORTFOLIO       PORTFOLIO       PORTFOLIO+
                              ---------------------------------------------------------------------------------------------
                              Sales Load Imposed on
                                Purchases..................       None*           None**          None*           None**
                              Sales Load Imposed on
                                Reinvested Dividends.......       None            None            None            None
                              Redemption Fees..............       None            None            None            None
                              Exchange Fees................       None            None            None            None


                                                             INSTITUTIONAL                   INSTITUTIONAL   INSTITUTIONAL
                                                                 PLUS        INSTITUTIONAL     SHARES OF       SHARES OF
                                                               SHARES OF       SHARES OF         TOTAL           SMALL
                                                               VANGUARD        EXTENDED          STOCK       CAPITALIZATION
                              ANNUAL FUND                    INSTITUTIONAL      MARKET          MARKET           STOCK
                              OPERATING EXPENSES              INDEX FUND       PORTFOLIO       PORTFOLIO       PORTFOLIO+
                              ---------------------------------------------------------------------------------------------
                              Management and Administrative
                                Expenses...................      .025%            .06%            .06%            .08%
                              Investment Advisory Fees.....       None            None            None            None
                              12b-1 Fees...................       None            None            None            None
                              Other Expenses
                                Distributions Costs........       None            .02%            .02%            .02%
                                Miscellaneous Expenses.....       None            .02%            .02%            .02%
                                                                 -----           -----           -----           -----
                                      Total Operating
                                        Expenses...........      .025%            .10%            .10%            .12%
                                                                 =====           =====           =====           =====


                        * As described below, these Funds reserve the right to
                          deduct a portfolio transaction fee, ranging from 0.08% to 0.20% from purchases of their shares.

                       ** As described below, these Funds deduct a 0.5%
                          portfolio transaction fee from each purchase of shares.

                        + Formerly Vanguard Small Capitalization Stock Fund,
                          Inc.

                                                                                               PORTFOLIO       PORTFOLIO
                                                             INSTITUTIONAL     PORTFOLIO       SHARES OF       SHARES OF
                                                               SHARES OF       SHARES OF         TOTAL           SMALL
                              SHAREHOLDER                      VANGUARD        EXTENDED          STOCK       CAPITALIZATION
                              TRANSACTION                    INSTITUTIONAL      MARKET          MARKET           STOCK
                              EXPENSES                        INDEX FUND       PORTFOLIO       PORTFOLIO       PORTFOLIO+
                              ----------------------------------------------------------------------------------------------
                              Sales Load Imposed on
                                Purchases..................       None*           None**          None            None**
                              Sales Load Imposed on
                                Reinvested Dividends.......       None            None            None            None
                              Redemption Fees..............       None            None            None            None
                              Exchange Fees................       None            None            None            None

                                                                                               PORTFOLIO       PORTFOLIO
                                                             INSTITUTIONAL     PORTFOLIO       SHARES OF       SHARES OF
                                                               SHARES OF       SHARES OF         TOTAL           SMALL
                                                               VANGUARD        EXTENDED          STOCK       CAPITALIZATION
                              ANNUAL FUND                    INSTITUTIONAL      MARKET          MARKET           STOCK
                              OPERATING EXPENSES              INDEX FUND       PORTFOLIO       PORTFOLIO       PORTFOLIO+
                              ----------------------------------------------------------------------------------------------
                              Management & Administrative
                                Expenses...................       0.06%           0.21%           0.18%           0.21%
                              Investment Advisory Fees.....       None            None            None            None
                              12b-1 Fees...................       None            None            None            None
                              Other Expenses
                                Distributions Costs........       None            0.02%           0.02%           0.02%
                                Miscellaneous Expenses.....       None            0.02%           0.02%           0.02%
                                                                 -----           -----           -----           -----
                                  TOTAL OPERATING
                                    EXPENSES...............       0.06%           0.25%           0.22%           0.25%
                                                                 =====           =====           =====           =====

                        *As described below, the Fund reserves the right to
                         deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of its shares.
                       **As described below, these Funds deduct a 0.5% portfolio
                         transaction fee from each purchase of shares.
                        +Formerly Vanguard Small Capitalization Stock Fund, Inc.

--------------------------------------------------------------------------------


PORTFOLIO
TRANSACTION
FEES Vanguard Institutional Index Fund and Vanguard Index Trust Total Stock Market Portfolio reserve the right to deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of their shares, if any one purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management. A prospective investor may determine whether this fee will apply by calling Vanguard's Institutional Investor Services Department at 1-800-523-1036 before purchasing shares.



                        Vanguard Index Trust -- Extended Market Portfolio and Small Capitalization Stock Portfolio each assess a portfolio transaction fee equal to 0.5% of the dollar amount invested. All portfolio transaction fees are paid to the respective Fund, not to Vanguard. They are not sales charges.


                        These fees apply to initial investments in the respective Funds and all subsequent purchases (including purchases made by exchange from another Vanguard fund), but not to reinvested dividend or capital gains distributions. Portfolio transaction fees are deducted automatically from the amount invested; they cannot be paid separately.


                        The purpose of these fees is to allocate transaction costs associated with new purchases to investors making those purchases, thus insulating existing shareholders from those transaction costs. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the increase in market prices which may result when a Fund purchases thinly traded stocks; and, most importantly,
                        (3) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in a Fund at the mean of the "bid" or sale, and "ask" prices).



                        The fees represent Vanguard's estimate of the transaction costs incurred by the Funds in acquiring stocks in their respective markets. Without the fees, the Funds, which incur these costs directly, would experience reduced investment performance for all of their shareholders. With the fees, the transaction costs of acquiring additional stocks are borne not by all existing shareholders, but by those investors making additional purchases. Because the purchaser, not the Funds, bears these costs, the Funds are expected to track their respective benchmark indexes more closely. The purpose of these tables is to assist an investor in understanding the various expenses that an investor in each Fund would bear directly or indirectly.


                        The following example illustrates the expenses that an investor would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return; and
                        (2) redemption at the end of each period. As noted in the table above, there are no redemption fees of any kind.


                                                                         1       3       5      10
                                                                        YEAR   YEARS   YEARS   YEARS
                           -------------------------------------------------------------------------
                           VANGUARD INSTITUTIONAL INDEX FUND
                             Institutional Plus Shares................  $ 0     $ 1     $ 1     $ 3
                             Institutional Shares.....................  $ 1     $ 2     $ 3     $ 8
                           VANGUARD INDEX TRUST
                             EXTENDED MARKET PORTFOLIO
                             Institutional Shares.....................  $ 6     $ 8     $11     $18
                             Portfolio Shares.........................  $ 8     $13     $19     $37
                             TOTAL STOCK MARKET PORTFOLIO
                             Institutional Shares.....................  $ 1     $ 3     $ 6     $13
                             Portfolio Shares.........................  $ 2     $ 7     $12     $28
                             SMALL CAPITALIZATION STOCK PORTFOLIO
                             Institutional Shares.....................  $ 6     $ 9     $12     $20
                             Portfolio Shares.........................  $ 8     $13     $19     $37



                        These estimates include an account maintenance fee of $10 per year for the Portfolio Shares of the Extended Market Portfolio, Total Stock Market Portfolio and Small Capitalization Stock Portfolio. This fee applies to accounts with balances less than $10,000 only.



                        Any relevant transaction fees are included in these estimates; the $10 per year account maintenance fees are not.


                        THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS              The following financial highlights for a share
                        outstanding throughout each period presented have been audited by Price Waterhouse LLP, independent accountants, whose reports on the financial statements, which include this information, were unqualified. This information should be read in conjunction with the financial statements and notes thereto appearing in Vanguard Institutional Index Fund's 1996 Annual

                        Report to Shareholders and Vanguard Index Trust's 1996 Annual Report to Shareholders relating to the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios, which are incorporated by reference in the Funds' Statements of Additional Information and this Prospectus, and which appear, along with the reports of Price Waterhouse LLP, in the Funds' 1996 Annual Reports to Shareholders. For a more complete discussion of the Funds' performance, please see the Funds' 1996 Annual Reports to Shareholders, which may be obtained without charge by writing to or calling Vanguard (1-800-523-1036).



                        These financial highlights relate only to the Institutional Shares of Vanguard Institutional Index Fund and the Portfolio Shares of the other Funds; each Fund's other share class was not in existence during the periods covered here.



                                --------------------------------------------------------------------------------
                                           VANGUARD INSTITUTIONAL INDEX FUND -- INSTITUTIONAL SHARES
                                --------------------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------        JULY 31, 1990*
                             1996        1995       1994       1993       1992       1991      TO DEC. 31, 1990
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............   $57.93     $43.22     $44.20     $41.45     $39.91     $31.62          $34.10
                            -------     ------     ------     ------     ------     ------     ------------
INVESTMENT OPERATIONS
  Net Investment Income...     1.38       1.28       1.23       1.20       1.17       1.16             .52
  Net Realized and
    Unrealized Gain (Loss)
    on Investments........    11.90      14.86       (.66)      2.92       1.79       8.35           (2.48)
                             ------     ------     ------     ------     ------     ------     -----------
    TOTAL FROM INVESTMENT
      OPERATIONS..........    13.28      16.14        .57       4.12       2.96       9.51           (1.96)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income.....    (1.36)     (1.27)     (1.21)     (1.19)     (1.17)     (1.16)           (.52)
  Distributions from
    Realized Capital
    Gains.................     (.99)      (.16)      (.34)      (.18)      (.25)      (.06)             --
                             ------     ------     ------     ------     ------     ------     -----------
    TOTAL DISTRIBUTIONS...    (2.35)     (1.43)     (1.55)     (1.37)     (1.42)     (1.22)           (.52)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD..................   $68.86     $57.93     $43.22     $44.20     $41.45     $39.91          $31.62
------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............    23.06%     37.60%      1.31%     10.02%      7.54%     30.34%          (5.74)%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)..............  $11,426     $6,674     $3,265     $3,103     $1,525     $1,069            $512
Ratio of Total Expenses to
  Average Net Assets......     0.06%      0.06%      0.07%      0.07%      0.07%      0.08%           0.09%**
Ratio of Net Investment
  Income to Average Net
  Assets..................     2.18%      2.49%      2.80%      2.72%      2.94%      3.15%           3.98%**
Portfolio Turnover Rate...        9%         4%+       23%+        4%+        9%+        4%              2%
Average Commission Rate
  Paid....................   $.0167        N/A        N/A        N/A        N/A        N/A             N/A
   * Commencement of operations.
  ** Annualized.
   + The portfolio turnover rates excluding in-kind redemptions were 4%, 19%, 3%, and 6%, respectively.

                         ----------------------------------------------------------------------------------------------------
                                                       EXTENDED MARKET PORTFOLIO -- PORTFOLIO SHARES
                         ----------------------------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------------------------------------
                                                                                                                   DEC. 21,+
                          1996      1995      1994      1993      1992      1991      1990      1989      1988    TO 31, 1987
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...............   $24.07    $18.52    $19.43    $17.35    $15.82    $11.48    $13.92    $11.60     $9.99      $10.00
                          -----     -----     -----    ------    ------    ------    ------    ------    ------    --------
INVESTMENT OPERATIONS
 Net Investment
   Income.............      .34       .30       .28       .23       .24       .25       .30       .26       .34         .03
 Net Realized and
   Unrealized Gain
   (Loss) on
   Investments........     3.85      5.95      (.62)     2.28      1.72      4.54     (2.25)     2.52      1.63        (.04)
                          -----     -----     -----    ------    ------    ------    ------    ------    ------    --------
   TOTAL FROM
     INVESTMENT
     OPERATIONS.......     4.19      6.25      (.34)     2.51      1.96      4.79     (1.95)     2.78      1.97        (.01)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment
   Income.............     (.34)     (.30)     (.28)     (.23)     (.25)     (.25)     (.33)     (.23)     (.20)         --
 Distributions from
   Realized Capital
   Gains..............    (1.72)     (.40)     (.29)     (.20)     (.18)     (.20)     (.16)     (.23)     (.16)         --
                          -----     -----     -----    ------    ------    ------    ------    ------    ------    --------
   TOTAL
     DISTRIBUTIONS....    (2.06)     (.70)     (.57)     (.43)     (.43)     (.45)     (.49)     (.46)     (.36)         --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD............   $26.20    $24.07    $18.52    $19.43    $17.35    $15.82    $11.48    $13.92    $11.60       $9.99
============================================================================================================================
TOTAL RETURN*.........    17.65%    33.80%    (1.76)%   14.49%    12.47%    41.85%   (14.05)%   24.10%    19.75%      (0.10)%
============================================================================================================================
RATIOS/SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Millions)....   $2,099    $1,523      $967      $928      $585      $372      $179      $147       $35          $5
Ratio of Total
 Expenses to Average
 Net Assets...........     0.25%     0.25%     0.20%     0.20%     0.20%     0.19%     0.23%     0.23%     0.24%          0%
Ratio of Net
 Investment Income to
 Average Net Assets...     1.42%     1.51%     1.51%     1.48%     1.73%     2.14%     2.68%     2.92%     2.90%          0%
Portfolio Turnover
 Rate.................       22%       15%       19%       13%        9%       11%        9%       14%       26%          3%
Average Commission
 Rate Paid............   $.0235       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A         N/A
*Total return figures do not reflect applicable transaction fees on purchases or the annual account maintenance fee of $10.
+ Commencement of Operations.



                                                                -------------------------------------------------------------
                                                                   TOTAL STOCK MARKET PORTFOLIO -- PORTFOLIO SHARES**
                                                                -------------------------------------------------------------
                                                                                                                   MARCH 16+,
                                                                            YEAR ENDED DEC. 31,                     1992, TO
                                                                -------------------------------------------         DEC. 31,
                                                                1996         1995         1994         1993           1992
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $15.04       $11.37       $11.69       $10.84         $10.00
                                                                -----        -----        -----        -----        -------
INVESTMENT OPERATIONS
 Net Investment Income......................................      .29          .29          .27          .26            .23
 Net Realized and Unrealized Gain (Loss) on Investments.....     2.84         3.75         (.29)         .88            .84
                                                                -----        -----        -----        -----        -------
   TOTAL FROM INVESTMENT OPERATIONS.........................     3.13         4.04         (.02)        1.14           1.07
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income.......................     (.29)        (.28)        (.27)        (.26)          (.23)
 Distributions from Realized Capital Gains..................     (.11)        (.09)        (.03)        (.03)            --
                                                                -----        -----        -----        -----        -------
   TOTAL DISTRIBUTIONS......................................     (.40)        (.37)        (.30)        (.29)          (.23)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $17.77       $15.04       $11.37       $11.69         $10.84
=============================================================================================================================
TOTAL RETURN................................................    20.96%       35.79%       (0.17)%      10.62%         10.41%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)........................   $3,531       $1,571         $786         $512           $275
Ratio of Total Expenses to Average Net Assets...............     0.22%        0.25%        0.20%        0.20%          0.21%*
Ratio of Net Investment Income to Average Net Assets........     1.86%        2.14%        2.35%        2.31%          2.42%*
Portfolio Turnover Rate.....................................        3%           3%           2%           1%             3%
Average Commission Rate Paid................................   $.0216          N/A          N/A          N/A            N/A
   * Annualized.
  ** Total return figures do not reflect the .25% transaction fee on purchases through 1995 or the annual account maintenance fee of $10. Subscription period for the Portfolio was from March 16, 1992, to April 26, 1992, during which time all assets were held in money market instruments. Performance measurement begins on April 27, 1992.
   + Commencement of operations.

                                    ----------------------------------------------------------------------------------------
                                                     SMALL CAPITALIZATION STOCK PORTFOLIO -- PORTFOLIO SHARES(1)
                                    ----------------------------------------------------------------------------------------
                                      YEAR ENDED                        OCT. 1,
                                     DECEMBER 31,        FEB. 1 TO      1993 TO              YEAR ENDED SEPTEMBER 30,
                                    --------------        DEC. 31,      JAN. 31,     ----------------------------------------
                                    1996       1995        1994**        1994**       1993       1992       1991      1990(2)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................... $18.61     $14.99       $16.24        $16.23      $12.63     $12.03      $8.55     $11.88
                                   ------     ------     --------       -------      ------     ------     ------     -------
INVESTMENT OPERATIONS
 Net Investment Income (Loss).....    .26        .24          .20           .05         .20        .19        .20        .17
 Net Realized and Unrealized Gain
   (Loss) on Investments..........   3.07       4.06         (.86)          .96        3.73        .88       3.60      (3.46)
                                    -----     ------     --------       -------      ------     ------     ------     -------
   TOTAL FROM INVESTMENT
     OPERATIONS...................   3.33       4.30         (.66)         1.01        3.93       1.07       3.80      (3.29)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
   Income.........................   (.27)      (.23)        (.22)         (.18)       (.18)      (.18)      (.18)      (.04)
 Distributions from Realized
   Capital Gains..................  (1.44)      (.45)        (.37)         (.82)       (.15)      (.29)      (.14)        --
                                    -----     ------     --------       -------      ------     ------     ------     -------
   TOTAL DISTRIBUTIONS............  (1.71)      (.68)        (.59)        (1.00)       (.33)      (.47)      (.32)      (.04)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.... $20.23     $18.61       $14.99        $16.24      $16.23     $12.63     $12.03      $8.55
=============================================================================================================================
TOTAL RETURN++....................  18.12%     28.74%       (4.00)%        6.65%      31.60%      9.34%     45.91%    (27.73)%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions)....................... $1,713       $971         $605          $533        $432       $202       $111        $40
Ratio of Total Expenses to Average
 Net Assets.......................   0.25%      0.25%        0.17%*        0.18%*      0.18%      0.18%      0.21%      0.31%
Ratio of Net Investment Income
 (Loss) to
 Average Net Assets...............   1.51%      1.58%        1.50%*        1.16%*      1.47%      1.65%      2.11%      1.91%
Portfolio Turnover Rate...........     28%        28%          25%            5%         26%        26%        33%        40%
Average Commission Rate Paid...... $.0245        N/A          N/A           N/A         N/A        N/A        N/A        N/A



                                                            -----------------------------------------------------------
                                                            SMALL CAPITALIZATION STOCK PORTFOLIO -- PORTFOLIO SHARES(1)
                                                            -----------------------------------------------------------
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                                     ----------------------------------
                                                                                     1989+          1988          1987
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $11.96        $15.73        $13.24
                                                                                     ------        ------        ------
INVESTMENT OPERATIONS
 Net Investment Income (Loss).....................................................      .10           .03          (.04)
 Net Realized and Unrealized Gain (Loss) on Investments...........................     2.13         (2.59)         4.42
                                                                                     ------        ------        ------
   TOTAL FROM INVESTMENT OPERATIONS...............................................     2.23         (2.56)         4.38
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income.............................................     (.14)           --            --
 Distributions from Realized Capital Gains........................................    (2.17)        (1.21)        (1.89)
                                                                                     ------        ------        ------
   TOTAL DISTRIBUTIONS............................................................    (2.31)        (1.21)        (1.89)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................................................   $11.88        $11.96        $15.73
=======================================================================================================================
TOTAL RETURN++....................................................................    18.83%       (14.30)%       38.02%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)..............................................      $20           $27           $35
Ratio of Total Expenses to Average Net Assets.....................................     1.00%         0.95%         0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets.......................      .65%          .24%         (.25)%
Portfolio Turnover Rate...........................................................      160%           68%           92%
Average Commission Rate Paid......................................................      N/A           N/A           N/A
   * Annualized.
  ** Unaudited.
 (1) Results prior to January 31, 1994, are for the former Vanguard Small Capitalization Stock Fund.
 (2) Adjusted to reflect a 3-for-1 stock split as of February 3, 1990.
   + Prior to September 11, 1989, Schroder Capital Management International provided investment advisory services to the
     Fund. Effective September 11, 1989, The Vanguard Group, Inc. began providing investment advisory services to the Fund on an at-cost basis.
  ++ Total return figures do not reflect the annual account maintenance fees of $10 or applicable portfolio transaction fees.


--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time each share class of the Funds may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a class of shares of a fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the class of shares of the fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Any advertised total returns for Vanguard Index
                        Trust -- Extended Market or Small Capitalization Stock Portfolios will take into account the 0.5% transaction fee on share purchases. The investment results of each class of shares of the Funds will vary, due to their different expenses.



                        In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the Funds calculate the "30-day yield" of each class of shares by dividing the net investment income per share earned by that class during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income per share earned by the class of shares; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts of that class. The yield calculation assumes that net investment income per share earned by a class over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Funds to maintain their books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Funds reports to shareholders.

--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES              The Funds are open-end, diversified investment companies
                        designed as "index" funds.
  ------------------------------------------------------------------------------


VANGUARD
INSTITUTIONAL
INDEX FUND
SEEKS TO MATCH
THE INVESTMENT
PERFORMANCE OF THE
S&P 500 INDEX
                        Vanguard Institutional Index Fund is an open-end diversified investment company designed as an "index" fund. It seeks to replicate the aggregate price and yield performance, before Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an unmanaged index that emphasizes large-capitalization companies. The correlation between the performance of this Fund and the S&P 500 Index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation. There is no assurance that the Fund will achieve its stated objective.


                        Vanguard Institutional Index Fund is neither sponsored by or affiliated with Standard & Poor's Corporation.

                        The investment objective is fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
  ------------------------------------------------------------------------------

VANGUARD
INDEX TRUST
THE EXTENDED
MARKET, TOTAL STOCK
MARKET AND SMALL
CAPITALIZATION STOCK
PORTFOLIOS EACH
SEEKS TO MATCH
THE INVESTMENT
PERFORMANCE OF A
PARTICULAR STOCK
MARKET INDEX            Vanguard Index Trust consists of six portfolios, each of
                        which seeks to provide investment results that correspond to a particular stock market index. The correlation between the performance of each portfolio and its respective index is expected to be at least
                        0.95. Three of the portfolios (or "Funds") are offered through this prospectus: Extended Market, Total Stock
                        Market and Small Capitalization Stock Portfolios. Each of these three Funds attempt to replicate the investment performance of broad market indexes.


                        - The EXTENDED MARKET PORTFOLIO seeks to replicate the
                          aggregate price and yield performance of the Wilshire 4500 Index, an index which consists of more than 6,500 medium- and small-capitalization companies that are not included in the S&P 500 Index.

                        - The TOTAL STOCK MARKET PORTFOLIO seeks to replicate
                          the aggregate price and yield performance of the Wilshire 5000 Index, an index which consists of all U.S. stocks that trade on a regular basis on either the New York or American Stock Exchange or the NASDAQ over-the-counter market. These stocks include the large-capitalization companies of the S&P 500 Index, with the exception of Royal Dutch and Unilever, N.V., which trade on the New York Stock Exchange as ADR's, as well as the medium- and small-capitalization companies of the Wilshire 4500 Index.

                        - The SMALL CAPITALIZATION STOCK PORTFOLIO seeks to
                          replicate the aggregate price and yield performance of the Russell 2000 Small Stock Index (the "Russell 2000"), a broadly diversified small-capitalization stock index consisting of approximately 2,000 common stocks.

                        There is no assurance that the Portfolios will achieve their stated objectives.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
THE FUNDS USE
A "PASSIVE"
INVESTMENT APPROACH     The Funds are not managed according to traditional
                        methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Funds utilizing a "passive" or indexing investment approach, attempt to approximate the investment performance of their respective indexes through statistical procedures. The Funds are managed without regard to tax ramifications.

                        The Funds are responsible for voting the shares of all securities they hold.


                        The investment policies of the Funds are not fundamental and so may be changed by the Boards of Trustees without shareholder approval. However, shareholders would be notified prior to a material change.

  ------------------------------------------------------------------------------


VANGUARD
INSTITUTIONAL
INDEX FUND              Vanguard Institutional Index Fund attempts to remain
                        fully invested in common stocks. Under normal
                        circumstances, this Fund will invest at least 95% of its
                        assets in the common stocks of the S&P 500 Index and
                        futures contracts and options. This Fund may invest in
                        certain short-
                        term fixed-income securities as cash reserves, although
                        cash or cash equivalents are normally expected to
                        represent less than 1% of its assets. Vanguard
                        Institutional Index Fund may also invest up to 20% of
                        its assets in stock futures contracts and options in
                        order to invest uncommitted cash balances, to maintain
                        liquidity to meet shareholder redemptions, or to
                        minimize trading costs. The Fund will not invest in cash
                        reserves, futures contracts or options as part of a
                        temporary defensive strategy, such as lowering its
                        investment in common stocks to protect against potential
                        stock market declines. Nor may the Fund use futures
                        contracts or options to leverage its net assets in an
                        attempt to speculate on potential stock market gains.
                        See "Implementation of Policies" for a description of
                        these and other investment practices of the Fund.
  ------------------------------------------------------------------------------

VANGUARD
INDEX TRUST             The Extended Market, Total Stock Market, and Small
                        Capitalization Stock Portfolios invest in statistically selected samples of the stocks included in each of their respective indexes. This sampling technique is expected to enable each of these Funds to track the price movements of its respective index, while minimizing brokerage, custodial, and accounting costs.

EXTENDED MARKET
PORTFOLIO
                        The EXTENDED MARKET PORTFOLIO invests in a statistically selected sample of the more than 6,800 stocks included in the Wilshire 4500 Index. Typically, this Fund invests in approximately 2,000 stocks. Stocks are selected for inclusion in the Fund based primarily on their contribution to the Fund's market capitalization, industry weightings and other fundamental characteristics, such as price-earnings ratios, dividend yields, price-to-book ratios and financial leverage. The stocks held by this Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Wilshire 4500 Index as a whole.



TOTAL STOCK
MARKET PORTFOLIO
                        The TOTAL STOCK MARKET PORTFOLIO invests in a statistically selected sample of the more than 7,300 stocks included in the Wilshire 5000 Index. Typically, this Fund invests in approximately 2,700 stocks. Stocks are selected for inclusion in the Fund based primarily on their contribution to the Fund's market capitalization, industry weightings and other fundamental characteristics such as price-earnings ratios, dividend yields, price-to-book ratios and financial leverage. The stocks held by this Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Wilshire 5000 Index.



SMALL
CAPITALIZATION
STOCK PORTFOLIO
                        The SMALL CAPITALIZATION STOCK PORTFOLIO invests in a statistically selected sample of the approximately 1,900 stocks included in the Russell 2000 Index. Typically, this Fund invests in approximately 1,500 stocks. Stocks are selected for inclusion in the Fund based on their contribution to the Fund's market capitalization, industry weightings and other fundamental characteristics, such as price-earnings ratios, dividend yields, price-to-book ratios and financial leverage. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Russell 2000 Index as a whole.

                        As with Vanguard Institutional Index Fund, these Funds each attempt to remain fully invested in common stocks. Under normal circumstances each Fund will invest at least 95% of its assets in the common stocks of its respective index and futures contracts and options. Each Fund may invest in certain short-term fixed income securities as cash reserves, although cash or cash equivalents are normally expected to represent less than 1% of each Fund's assets. Each Fund may also invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Funds will not invest in cash reserves, futures contracts or options as part of a temporary defensive strategy, such as lowering a Fund's investment in common stocks to protect against potential stock market declines. The Funds intend to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of their respective indexes. See "Implementation of Policies" for a description of these and other investment practices of the Funds.
--------------------------------------------------------------------------------

INVESTMENT
RISKS
THE FUNDS ARE
SUBJECT TO MARKET RISK  As mutual funds investing primarily in common stocks, the Funds are subject to MARKET RISK -- i.e., the possibility that common stock prices will decline over short or even extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

                        Common stocks, as measured by the S&P 500 Index, have provided annual total returns (capital appreciation plus dividend income), averaging +10.8% for all 10-year periods from 1926 to 1996. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.
  ------------------------------------------------------------------------------

VANGUARD
INDEX TRUST
THE EXTENDED MARKET,
TOTAL STOCK MARKET
AND SMALL
CAPITALIZATION STOCK
PORTFOLIOS MAY EXHIBIT
GREATER VOLATILITY
RELATIVE TO THE
S&P 500 INDEX
                        Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. Besides exhibiting greater volatility, medium- and small-size company stocks may, to a degree, fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Medium- and small-size company stocks constitute the investments of the Extended Market Portfolio, while the Small Capitalization Stock Portfolio is composed primarily of small-size company stocks. Investors in these Funds should therefore expect that the Extended Market and Small Capitalization Stock Portfolios will be more volatile than, and may fluctuate independently of, the S&P 500 Index.

                        Similarly, medium- and small-size company stocks constituted approximately 30% of the net assets of the Total Stock Market Portfolio on

                        December 31, 1996. Investors in this Fund should therefore also anticipate somewhat greater price volatility in the Total Stock Market Portfolio relative to the S&P 500 Index.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST Each Fund is designed for investors seeking to replicate the total return of a different broad market index. The Funds offer investors the advantages of a "passive" approach to investing. These include low investment costs, exceptional diversification among a wide range of stocks, minimal portfolio turnover, and relative predictability. Unlike other mutual funds, which generally attempt to "beat" market averages with often unpredictable results, the Funds seek to "match" the performance of their underlying indexes and thus are expected to provide a highly predictable return relative to these benchmarks.

                        However, shareholders should expect to be fully exposed to the market risks inherent in investing in stocks. As the prices of stocks may be volatile, only investors able to tolerate short-term, possibly substantial fluctuations in the value of their investment, brought about by generally declining stock prices, should contemplate an investment in the Funds.

                        Investors may wish to reduce the potential risk of investing in the Funds by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                        The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all shareholders. In order to minimize such costs, the Funds have adopted the following policies. Each reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Funds have adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Funds reserve the right to suspend the offering of their shares.

                        Investors should not consider an investment in any one Fund a complete investment program, but should maintain holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES             The Funds follow a variety of investment practices in an
                        effort to duplicate the total return of their respective
                        indexes.
  ------------------------------------------------------------------------------

VANGUARD
INSTITUTIONAL
INDEX FUND              Vanguard Institutional Index Fund attempts to duplicate
                        the investment results of the S&P 500 Index by holding all 500 stocks in approximately the same proportions as they are represented in the Index. This indexing technique is known as "complete replication."

                        The S&P 500 Index is composed of 500 common stocks, which are chosen by Standard & Poor's Corporation on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's Corporation believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represented, as of December 31, 1996, approximately 70% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value.

                        Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1996, the five largest companies in the Index were: General Electric (2.9%), Coca Cola (2.3%), Exxon Corporation (2.2%), Intel Corporation (1.9%) and Microsoft Corporation (1.7%). The largest industry categories were: banks (7.7%), telephone companies (6.6%), pharmaceutical companies (6.4%), international oil companies (5.8%) and computer companies (4.6%).

                        Vanguard Institutional Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, implied or express, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein.


                        THE S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.


                        S&P's only relationship to Vanguard Institutional Index Fund is the licensing of the S&P marks and the S&P 500, which is determined, composed and calculated by S&P without regard to the Fund.

VANGUARD
INDEX TRUST
THE EXTENDED MARKET
PORTFOLIO INVESTS IN
MEDIUM- AND
SMALL-SIZE COMPANY
STOCKS While the S&P 500 Index includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies which comprise the remaining 30% of the capitalization of the U.S. stock market. The Wilshire 4500 Index consists of all U.S. stocks that are not in the S&P 500 Index and that trade regularly on the New York and American Stock Exchanges as well as in the NASDAQ over-the-counter market. More than 6,500 stocks of medium- and small-capitalization companies are included in the Wilshire 4500 Index.

                        The Extended Market Portfolio will be unable to hold all of the more than 6,500 issues which comprise the Wilshire 4500 Index because of the costs involved and the illiquidity of many of the securities. Instead, this Fund will hold a representative sample of the securities in the Wilshire 4500 Index.

THE TOTAL STOCK
MARKET PORTFOLIO
INVESTS IN A SAMPLE OF
ALL U.S. STOCKS         Neither the S&P 500 Index nor the Wilshire 4500 Index
                        independently represents the U.S. stock market as a whole. The Wilshire 5000 Index, which consists of all regularly and publicly traded U.S. stocks, provides a complete proxy for the U.S. stock market. More than 7,800 stocks, including large-, medium-, and small-capitalization companies are included in the Wilshire 5000 Index.

                        In an effort to replicate the investment performance of the Wilshire 5000 Index, the Total Stock Market Portfolio will invest in approximately 900 of the largest stocks in the index and an additional representative sample of the remaining stocks. As in the case for the Extended Market Portfolio, the high transaction costs and illiquidity of many of the smaller stocks make complete replication of the Wilshire 4500 Index's holdings impractical.

                        The Extended Market and Total Stock Market Portfolios are not sponsored, endorsed, sold or promoted by Wilshire Associates. Wilshire(R) and Wilshire 5000(R) are registered service marks of Wilshire Associates.

THE SMALL
CAPITALIZATION STOCK
PORTFOLIO INVESTS IN
SMALL-SIZE COMPANY
STOCKS The Small Capitalization Stock Portfolio attempts to duplicate the investment results of the Russell 2000 Index by investing in approximately 1,500 of the 2,000 stocks in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of December 31, 1996, the average stock market capitalization of the Russell 2000 was $660 million. As in the case of the Extended Market Portfolio, the high transaction costs and illiquidity of many of the small stocks contained in the Russell 2000 Index make complete replication of the holdings impractical.

                        The Small Capitalization Stock Portfolio is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Portfolio is the licensing of the use of the Russell 2000 Small Stock Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

THE EXTENDED MARKET,
TOTAL STOCK MARKET
AND SMALL
CAPITALIZATION STOCK
PORTFOLIOS USE
SAMPLING TECHNIQUES     The stocks to be included in the Extended Market, Total
                        Stock Market and Small Capitalization Stock Portfolios will be selected utilizing a statistical sampling technique known as "optimization."

                        This process selects stocks for each Fund so that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, and debt-to-asset ratios, as well as dividend yields) match those of their respective indexes. For instance, if 10% of the capitalization of the Wilshire 5000 consists of utility companies with relatively large market capitalizations, then the Total Stock Market Portfolio's stock holdings are constructed so that approxi-mately 10% of this Fund's stocks represent utilities with relatively large capitalizations.

                        This sampling technique is expected to be an effective means of substantially duplicating the income and capital returns of the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios' target benchmarks. Over time, the correlation between the performance of the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios and their respective indexes, the Wilshire 4500 Index, Wilshire 5000 Index and Russell 2000 Index, is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of a Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the respective target benchmark.

                        Due to the use of the sampling technique, neither the Extended Market Portfolio, Total Stock Market Portfolio nor the Small Capitalization Stock Portfolio is expected to track its benchmark index with the same degree of accuracy as evidenced by the high degree of correlation between Vanguard Institutional Index Fund and its benchmark. However, the principal advantage of this technique is to provide an efficient means to invest in the universe of stocks. In particular, the three Funds using sampling are expected to provide broad diversification, and should operate at low costs due both to their "passive" approach to portfolio management and low portfolio turnover rate.
  ------------------------------------------------------------------------------


EACH OF THE FUNDS
MAY INVEST IN SHORT-
TERM MONEY MARKET
INSTRUMENTS
                        Although they normally seek to remain substantially fully invested in securities in their respective indexes, the Funds each may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

  ------------------------------------------------------------------------------

DERIVATIVE INVESTING    Derivatives are instruments whose values are linked to
                        or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

                        The Funds may utilize stock futures contracts, options, warrants, and swap agreements to a limited extent. Specifically, each Fund may enter into futures contracts and options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options. Furthermore, not more than 20% of each Fund's assets are to be invested in futures and options at any time. Additionally, the Funds' investments in warrants will not exceed more than 5% of each of their assets (2% with respect to warrants not listed on the New York or American Stock Exchanges).

                        The Funds may invest in convertible securities but these investments are not expected to exceed 5% of each of their assets.


                        The risk of loss associated with futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Funds' will not use futures contracts, options, warrants, convertible securities or swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with a Fund's use of these investments are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. However, options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of any Fund.


                        Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Funds will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by a Fund's investment in the specific asset for which it is obligated to pay a return.
  ------------------------------------------------------------------------------

SECURITY LENDING
                        The Funds may lend their investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Funds will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. Each Fund will limit such loans so that they will not exceed 33 1/3 of the value of its securities.
  ------------------------------------------------------------------------------

PORTFOLIO TURNOVER FOR
THE FUNDS IS EXPECTED
TO BE LOW               Although they generally seek to invest for the long
                        term, the Funds retain the right to sell securities
                        irrespective of how long they have been held. It is
                        anticipated that the annual portfolio turnover of each
                        Fund will not exceed 50%. A turnover rate of 50% would
                        occur, for example, if one half of the securities of a
                        Fund were replaced within one year.
--------------------------------------------------------------------------------


INVESTMENT
LIMITATIONS
THE FUNDS HAVE
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS             Each Fund has adopted certain limitations on its
                        investment practices. Specifically, each Fund will not:


                        (a) invest more than 25% of its total assets in any one industry;

                        (b) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Fund's net assets, the Fund will not make any additional investments.


                        (c) with respect to 75% of its assets, (i) purchase securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of any issuer.


                        These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statements of Additional Information relating to the Funds may be changed only with the approval of a majority of the shareholders of the applicable Fund.
--------------------------------------------------------------------------------


MANAGEMENT AND
INVESTMENT
ADVISORY SERVICES       The Funds receive all of their essential
                        services -- including management, administrative, shareholder, investment advisory, distribution and marketing -- from The Vanguard Group, Inc. ("Vanguard").
                        Vanguard Institutional Index Fund employs Vanguard, and pays its fees, to provide these services. As part of Vanguard Index Trust, the Extended Market, Total Stock
                        Market and Small Capitalization Stock Portfolios receive services from Vanguard on an at-cost basis.

  ------------------------------------------------------------------------------

VANGUARD ADMINISTERS
AND PROVIDES ADVISORY
SERVICES TO THE FUNDS
                        Vanguard Index Trust is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. Through their jointly-owned subsidiary, Vanguard, Vanguard Index Trust and the other funds in the Group obtain virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services to Vanguard Index Trust and to certain Vanguard funds on an at-cost basis.

                        As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services). Each fund that is a member of The Vanguard Group of Investment Companies pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

  ------------------------------------------------------------------------------

VANGUARD PROVIDES
MANAGEMENT AND
ADMINISTRATIVE
PERSONNEL TO
THE FUNDS
                        Vanguard employs a supporting staff of management and administrative personnel to provide the requisite services to the Funds and also furnishes the Funds with the necessary office space, furnishings and equipment.


                        The Officers of Vanguard Institutional Index Fund and Vanguard Index Trust manage the day-to-day operations of the Funds and are responsible to their respective Boards of Trustees. The Trustees set broad policies for Vanguard Institutional Index Fund and Vanguard Index Trust and choose their Officers. A list of Trustees and Officers and a statement of their present positions and principal occupations during the past five years can be found in the Statements of Additional Information of the Funds.



                        The Funds are not actively managed, but are instead administered by Vanguard Core Management Group using computerized, quantitative techniques.


                        The Core Management Group manages the investment and reinvestment of the Funds' assets and continuously reviews, supervises, and administers the Funds' investment programs with respect to those assets.


                        The Core Management Group also provides investment advisory services to several other Vanguard funds, including Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, the Equity Index Portfolio of the Vanguard Variable Insurance Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index of Vanguard Specialized Portfolio, a portion of Vanguard/Morgan Growth Fund, Vanguard/Windsor II and
                        (soon) Vanguard/Explorer Fund as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $57 billion as of December 31, 1996.

  ------------------------------------------------------------------------------

VANGUARD
INSTITUTIONAL
INDEX FUND PAYS
VANGUARD A
QUARTERLY FEE           Under the terms of a Service and Advisory Agreement with
                        Vanguard, Vanguard pays all of Vanguard Institutional
                        Index Fund's expenses, except for taxes and brokerage commissions. In turn, the Fund pays Vanguard a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual percentage rate of .02%, to average daily net assets for the quarter for advisory services, corporate management and administrative services and .005% for the provision of shareholder services with respect to the Institutional
                        Plus Shares and .04% for the provision of shareholder services with respect to the Institutional Shares. The
                        Institutional Plus Shares and the Institutional Shares each bear their own expenses for shareholder services provided by Vanguard.

                        Under a previous Service and Advisory Agreement with Vanguard for the 1996 fiscal year, the Fund paid Vanguard an investment advisory and administrative services fee which represented an effective annual rate of .06 of 1% of average (daily) net assets; this reflects the total expenses as a percentage of average net assets of the Institutional Shares of the Fund for the 1996 fiscal year.
  ------------------------------------------------------------------------------


VANGUARD MANAGES
VANGUARD INDEX TRUST
ON AN AT-COST BASIS
                        Vanguard Index Trust -- Extended Market, Total Stock Market and Small Capitalization Portfolios receive all investment advisory services on an at-cost basis from Vanguard's Core Management Group.



                        For the fiscal year ended December 31, 1996 the total advisory expenses as a percentage of average net assets of the Portfolio Shares of Total Stock Market Portfolio, Extended Market Portfolio and Small Capitalization Stock Portfolio were .22%, .25%, and .25%, respectively.


                        The Institutional Shares and the Portfolio Shares of these Funds each bear their own expenses relating to marketing and distribution, account maintenance and shareholder services.
--------------------------------------------------------------------------------


PORTFOLIO
TRANSACTIONS            In placing portfolio transactions for the Funds,
                        Vanguard's Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Funds. However, the Core
                        Management Group will not pay higher commissions specifically for the purpose of obtaining research services.

--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES         Vanguard Institutional Index Fund and the Total Stock
                        Market Portfolio each distributes substantially all of its ordinary income in the form of quarterly dividends.
                        The Extended Market and Small Capitalization Stock
                        Portfolios each pay annual dividends. Capital gains distributions for each Fund, if any, are made annually.
                        The Funds' dividend and capital gains distributions may be reinvested in additional shares or received in cash.
                        See "Distribution Options."

                        Pursuant to the Internal Revenue Code, certain dividend and capital gains distributions declared by each Fund during December, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                        The Funds intend to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that they will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Funds from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Funds from domestic (U.S.) sources.

                        Distributions paid by the Funds from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time the shares have been owned. Capital gains distributions are made when a Fund realizes net capital gains on sales of portfolio securities during the year. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Fund realizes net capital losses.

                        Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Fund. Also, keep in mind that if you purchase shares in a Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                        The Funds will notify you annually as to the tax status of dividend and capital gains distributions paid by them.

                        Dividends and capital gains are calculated and distributed the same way for each class of shares. The amount of any income dividends per share will vary, however, generally due to the differences in shareholder services expenses for Vanguard Institutional Index Fund's separate share classes and differences in marketing and distribution, account maintenance and shareholder services expenses for Vanguard Index Trust's separate share classes.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED UPON
EXCHANGE OR
REDEMPTION              A sale of shares of a Fund is a taxable event, and may
                        result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of the same fund).

                        Dividend distributions, capital gain distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                        Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                        Vanguard Institutional Index Fund and Vanguard Index Trust are organized as Pennsylvania business trusts and, in the opinion of counsel, are not liable for any income or franchise tax in the Commonwealth of Pennsylvania. Vanguard Institutional Index Fund and Vanguard Index Trust will be subject to Pennsylvania county personal property tax (if any) in the county which is the site of its principal office. Shareholders who are Pennsylvania residents generally will not be subject to county personal property taxes.

                        The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Funds.
--------------------------------------------------------------------------------


THE SHARE PRICE
OF EACH FUND            The share price or "net asset value" per share of each
                        class of the Funds equals net assets attributable to a class divided by shares outstanding of the class. Net asset value per share is determined once daily at the close of regular trading on the New York Stock Exchange
                        (generally 4:00 p.m. Eastern time).



                        Portfolio securities held by the Funds that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and ask prices. For Vanguard Institutional Index Fund, unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. For the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios, unlisted securities for which market quotations are readily available are valued at the mean of the bid and ask prices. Temporary cash investments are valued at amortized cost which approximates market value. For each Fund, securities for which no current quotations are readily available are valued at fair market value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                        Each Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.
--------------------------------------------------------------------------------


GENERAL
INFORMATION             Vanguard Institutional Index Fund and Vanguard Index
                        Trust are Pennsylvania business trusts. Their
                        Declarations of Trust permit the Trustees to issue an unlimited number of shares of beneficial interest with no par value. Their Boards of Trustees have the power to designate one or more classes or series of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series or classes.
                        Currently, Vanguard Institutional Index Fund is offering shares of one series and Vanguard Index Trust is offering shares of six series.



                        Vanguard Institutional Index Fund offers two distinct classes of shares, the Institutional Shares and the Institutional Plus Shares. The Institutional Shares are available to investors who meet the minimum initial investment of $10 million and may require special employee benefit plan services. The Institutional Plus Shares are available to investors who meet the minimum initial investment of $200 million and do not require special employee benefit plan services. The Institutional Shares and the Institutional Plus Shares each bear their own expenses for shareholder services; the Institutional Shares are subject to higher expenses for such services, which may affect performance.



                        The Extended Market, Total Stock Market and Small Capitalization Stock Portfolios of Vanguard Index Trust each offer two distinct classes of shares, the Portfolio Shares and the Institutional Shares. The Portfolio Shares are available to investors who meet the minimum initial investment of $3,000 ($1,000 for retirement plan accounts) and may require special employee benefit plan services. The Institutional Shares of each Portfolio are available to investors who meet the minimum initial investment of $10 million and generally do not require special employee benefit plan services. The Portfolio Shares and the Institutional Shares each bear their own expenses for marketing and distribution and account maintenance. It is expected that the expenses to be borne by the Portfolio Shares will be higher than the expenses to be borne by the Institutional Shares, which may affect performance.


                        The shares of Vanguard Institutional Index Fund and each series of Vanguard Index Trust are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                        Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of Vanguard Institutional Index Fund or Vanguard Index Trust if requested in writing by the holders of not less than 10% of the outstanding shares of Vanguard Institutional Index Fund or Vanguard Index Trust, as applicable.

                        All securities and cash for Vanguard Institutional Index Fund and the Small Capitalization Stock Portfolio are held by CoreStates Bank, N.A. All securities and cash for the Extended Market and Total Stock Market Portfolios of Vanguard Index Trust are held by State Street Bank and Trust Company. CoreStates Bank, N.A. holds daily cash balances that are used by these two Funds to invest in repurchase agreements or securities acquired in these transactions.

                        Vanguard, Valley Forge, PA, serves as the Transfer and Dividend Disbursing Agent for the Funds. Price Waterhouse LLP serves as independent accountants for the Funds and will audit their financial statements annually. Neither Vanguard Institutional Index Fund nor Vanguard Index Trust is involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES To open a new account in Vanguard Institutional Index Fund, complete an Account Registration Form and mail it to:


                                       Vanguard Financial Center
                                       Vanguard Institutional Index Fund
                                       Name of Class
                                       Attn: Institutional Investor Services
                                       P.O. Box 1472
                                       Valley Forge, PA 19482-1472


VANGUARD
INSTITUTIONAL
INDEX FUND              For express or registered mail, send your registration
                        form to: Vanguard Financial Center, Vanguard
                        Institutional Index Fund, Attn: Institutional Investor
                        Services, 100 Vanguard Boulevard, Malvern, PA 19355.

                        Once the account has been opened, Vanguard will assign a Service Representative for future account transactions.

                        Because of the risks associated with common stock investments, this Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (or exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.


                        Shares of the Fund generally may be purchased by Federal Funds wire. The minimum initial investment for the Fund is $10 million for the Institutional Shares and $200 million for the Institutional Plus Shares. Please contact your Institutional Investor Services Representative at (1-800-523-1036) to notify the Fund of the intended investment and to receive an account number. Wiring instructions are provided below.


                        Subsequent investments of $5 million or more will be credited to an account on the date of purchase if Vanguard is notified one business day in advance of the intended purchase and a Federal Funds wire is received by 4:00 p.m. (Eastern time) on the date of purchase. See "Trade Date Policy."


VANGUARD
INDEX TRUST --
EXTENDED
MARKET PORTFOLIO,
TOTAL STOCK MARKET
PORTFOLIO AND
SMALL CAPITALIZATION
STOCK PORTFOLIO         To open an account in Vanguard Index Trust, complete an
                        Account Registration Form and mail it to:



                                       Vanguard Financial Center
                                       Vanguard Index Trust
                                       NAME OF PORTFOLIO -- INSTITUTIONAL SHARES
                                       Attn: Institutional Investor Services
                                       P.O. Box 1472
                                       Valley Forge, PA 19482-1472


                        For express or registered mail, send your registration form to: Vanguard Financial Center, Vanguard Index Trust, NAME OF PORTFOLIO -- Institutional Shares, Attn:
                        Institutional Investor Services, 100 Vanguard Boulevard, Malvern, PA 19355.

                        Once the account has been opened, Vanguard will assign a Service Representative for future account transactions.

                        Because of the risks associated with common stock investments, these Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Funds reserve the right to reject any specific purchase (or exchange purchase) request. The Funds also reserve the right to suspend the offering of shares for a period of time.


                        Shares of the Funds generally may be purchased by Federal Funds wire. The minimum initial investment for the Institutional Shares of each Vanguard Index Trust Portfolio is $10 million. Please contact your Institutional Investor Services Representative at (1-800-523-1036) to notify the Funds of the intended investment and to receive an account number. Wiring instructions are provided below.


                        Subsequent investments of $5 million or more will be credited to an account on the date of purchase if Vanguard is notified one business day in advance of the intended purchase and a Federal Funds wire is received by 4:00 p.m. (Eastern time) on the date of purchase. See "Trade Date Policy."


IMPORTANT NOTE
ON PORTFOLIO
TRANSACTION FEES        The Extended Market Portfolio and the Small
                        Capitalization Stock Portfolio each assess a portfolio transaction fee on purchases of shares equal to 0.5% of the dollar amount invested.


                        Vanguard Institutional Index Fund and the Total Stock Market Portfolio reserve the right to deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of their shares, if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management. Please call Vanguard's Institutional Investor Services Department before investing to determine whether a fee will be charged for your share purchases.


                        Portfolio transaction fees for the Funds apply to initial investments and all subsequent purchases (including purchases made by exchange from another Vanguard fund) but not to reinvested dividend or capital gains distributions. Portfolio transaction fees are deducted automatically from the amount invested, they cannot be paid separately. The portfolio transaction fee will be paid to the Fund to offset transaction costs of buying securities. The fee is not paid to Vanguard and is not a sales charge.


                        The Extended Market, Total Stock Market and Small Capitalization Portfolios also charge a $10 annual account maintenance fee for Portfolio Shares accounts with balances less than $10,000.

ADDITIONAL
INVESTMENTS
Please contact
your Service
Representative
                        Additional investments may be made at any time by wiring monies to Vanguard. As noted above, investments of $5 million or more require prior-day notification to qualify for credit on the date of purchase. To ensure prompt investment, please notify your Institutional Investor Services Representative in advance of the wire.
  ------------------------------------------------------------------------------

PURCHASING BY WIRE        Monies should be wired to:
BEFORE WIRING                               CORESTATES BANK, N.A.
Please contact your                         ABA 031000011
Service Representative                      CORESTATES ACCT NO 0101-9897
                                            ATTN VANGUARD
                                            NAME OF FUND
                                            NAME OF PORTFOLIO
                                            NAME OF CLASS
                                            ACCOUNT NUMBER
                                            ACCOUNT REGISTRATION
                          To ensure proper receipt, please be sure to include in the wiring instructions the complete name of the Fund, the account number Vanguard has assigned you and the eight-digit CoreStates number. NOTE: Federal Funds wire purchase orders will be
                          accepted only when the Funds and Custodian Bank are open for business.

  ------------------------------------------------------------------------------


PURCHASING BY
EXCHANGE (from a
Vanguard account)       Purchases may also be made by exchange from an existing
                        Vanguard Fund account. However, the Funds reserve the right to refuse any exchange purchase request. Please call your Service Representative.

  ------------------------------------------------------------------------------

DISTRIBUTION OPTIONS    Dividend and capital gains distributions paid by the
                        Funds will be automatically reinvested in additional shares of the same class of shares of the Fund that you own. A cash dividend option is also available. Please contact your Service Representative for further information.

CERTIFICATES            Share certificates will not be issued for any Fund.


ELECTRONIC PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for a Fund or any of the Vanguard Funds in an electronic format, please visit Vanguard's web site at www.vanguard.com. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-523-1036.

--------------------------------------------------------------------------------

TRADE DATE POLICY       Investments will be credited on the date of purchase
                        under the following conditions:

                        - FOR INVESTMENTS OF $5 MILLION OR MORE: The Fund must
                          be notified of the intended purchase by the close of the New York Stock Exchange, (generally 4:00 p.m. Eastern time) on the prior business day and the Federal Funds wire must be received by Vanguard by the close of the Exchange on the date of purchase.

                        - FOR INVESTMENTS OF LESS THAN $5 MILLION: The Fund must
                          be notified of the intended purchase by 10:45 a.m. (Eastern time) on the day of purchase and the Federal Funds wire must be received by the close of the Exchange.

                        Generally, if these requirements are not met, an investment will be credited to the account on the business day following receipt of a Federal Funds wire.

                        The trade date, the day on which an account is credited, is generally the day on which the Fund receives an investment in the form of Federal Funds. For purchases by Federal Funds wire or by exchange, the Fund is credited immediately with Federal Funds. If a purchase by Federal Funds wire or exchange is received by the close of the New York Stock Exchange, (generally 4:00 p.m. Eastern time), the trade date is the day of receipt assuming proper notification has been given, as described above. If a purchase is received after the close of the Exchange, the trade date is the business day following the receipt of the wire or exchange.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES
WIRE PROCEEDS           Any portion of an account may be withdrawn by contacting
                        your Service Representative. The redemption proceeds will be wired to the bank account indicated on the Account Registration Form within five business days following receipt of a request.

                        Wire redemptions of less than $5,000 are subject to a $5 charge deducted from the principal in your account. There is no charge for wire redemptions of $5,000 or more, or for subsequent dividend wires.

                        For our mutual protection, wiring instructions must be on file at Vanguard prior to executing any redemption request. A request to change the bank account associated with the wire redemption feature or a request to wire funds to a bank other than that on file must be received in writing. A signature guarantee of an authorized officer is required if the bank registration is not identical to your account registration.
  ------------------------------------------------------------------------------

OTHER REDEMPTION
INFORMATION             Each Fund may suspend the redemption rights or postpone
                        payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange
                        Commission.

                        If the Board of Trustees determines that it would be detrimental to the best interests of a Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.


                        Vanguard Institutional Index Fund, reserves the right to redeem Institutional Shares of any account with a balance of less than $10 million. This action will be taken when the balance of the account falls below $10 million due to account redemptions. Reductions in account balances due to market depreciation will not be considered until the account balance declines to less than $5 million. Investors will be provided with 60 days' notice before any such action is taken.

  ------------------------------------------------------------------------------

MANDATORY
CONVERSION TO
INSTITUTIONAL SHARES
OR PORTFOLIO
SHARES Vanguard Institutional Index Fund reserves the right to convert an investor's Institutional Plus Shares into the Institutional Shares of the Fund if the investor's account balance falls below $200 million. The Extended Market, Total Stock Market and Small Capitalization Stock Portfolios, each reserves the right to convert an investor's Institutional Shares into the Portfolio Shares of the same Fund if the investor's account balance falls below $10 million. Any such conversion will be preceded by written notice to the investor. There will be no portfolio transaction fee imposed on share class conversions.

--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Shares of the Funds may be exchanged for those of other available Vanguard funds, but only upon prior approval by Vanguard. Exchanges without prior Vanguard authorization are not permitted for the Funds. Contact your Service Representative for further information.


                        Through December 31, 1997, Portfolio Shares of the Extended Market, Total Stock Market and Small Capitalization Stock Portfolios may be exchanged for the Institutional Shares of the corresponding Fund, provided that the investor satisfies all purchase eligibility requirements for the Institutional Shares.


                        Exchange requests may be made in writing or by telephone. The Funds reserve the right to revise or terminate the exchange privilege and its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time, without prior notice.
--------------------------------------------------------------------------------


EXCHANGE
PRIVILEGE
LIMITATIONS             The Funds' exchange privilege is not intended to afford
                        investors a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. With regard to Vanguard Institutional Index Fund, exchange activity will not be deemed excessive if limited to one substantive exchange redemption per calendar year, taken from assets that have been invested in the Fund for periods of one year or longer. With regard to the other
                        Funds, exchange activity will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from a Fund during any twelve month period. The Funds are designed for long-term investors.

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS            The ability to initiate exchanges by telephone is
                        automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                        To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard generally adheres to the following security procedures:

                        1. SECURITY CHECK. To request a transaction by
                           telephone, the caller must identify (i) the fund name; and (ii) the 10-digit account number.

                        2. PAYMENT POLICY. The proceeds of any telephone
                           redemption by wire will be made only in accordance with the shareowner's prior written instructions.

                        Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

OTHER ACCOUNT
INFORMATION             For corporate investors, a current corporate resolution
                        must be maintained on file at Vanguard at all times. Any revisions to a corporate resolution must be submitted to your Service Representative at Vanguard.

                        To change the registration of an account, a request must be submitted in writing to Vanguard and include the following information: the account number and fund name and class, authorized signatures, any applicable signature guarantees, and other supporting legal documents as necessary.

                        All requests should be mailed to the following address:

                                          Vanguard Financial Center
                                          Attn: Institutional Investor Services
                                          P.O. Box 1472
                                          Valley Forge, PA 19482-1472

                 ---------------------------
                 THE VANGUARD GROUP
                   INSTITUTIONAL DIVISION
                 P.O. Box 2900
                 Valley Forge, PA 19482

                 FOR PARTICIPANTS IN
                   EMPLOYER-SPONSORED PLANS
                 1-800-523-1188

                 FOR OTHER INSTITUTIONAL
                   INVESTORS
                 1-800-523-1036

                 TRANSFER AGENT:
                 The Vanguard Group, Inc.
                 Vanguard Financial Center
                 Valley Forge, PA 19482

                 ELECTRONIC ACCESS TO THE
                   VANGUARD MUTUAL FUND
                   EDUCATION AND INFORMATION
                   CENTER
                 World Wide Web
                 http://www.vanguard.com

                 E-MAIL
                 on-line@vanguard.com

     I009

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INSTITUTIONAL PLUS SHARES OF THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS FOR THE INSTITUTIONAL SHARES OF VANGUARD INSTITUTIONAL INDEX FUND, PLEASE CONTACT VANGUARD INSTITUTIONAL INVESTOR SERVICES AT 1-800-523-1036.

                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 21, 1997

                                     PART B

                       VANGUARD INSTITUTIONAL INDEX FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                                  JULY 7, 1997



This Statement is not a prospectus but should be read in conjunction with the Fund's Prospectus dated July 7, 1997, as may be amended from time to time. To obtain the Prospectus, please call:


                   INSTITUTIONAL INVESTOR SERVICES DEPARTMENT
                                 1-800-523-8066

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................   B-1
Investment Limitations....................................................................   B-4
Purchase of Shares........................................................................   B-5
Redemption of Shares......................................................................   B-6
Management and Advisory Services..........................................................   B-7
Portfolio Transactions....................................................................   B-9
Description of Shares and Voting Rights...................................................   B-9
Financial Statements......................................................................  B-10
Yield and Total Return....................................................................  B-10
Performance Measures......................................................................  B-10


                       INVESTMENT OBJECTIVE AND POLICIES

REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodial bank until repurchased. In addition, the Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES The Fund may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

FUTURES CONTRACTS The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract that has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

The Fund will only use futures contracts and options to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes.

Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions could also have an adverse impact on the ability to hedge it effectively.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategy of the Fund is engaged in only for hedging purposes, the Fund's officers do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

Except as indicated otherwise below, the following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")). The Fund may not under any circumstances:

 1) change its investment objective, which is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks;

 2) change its investment policy, which is to attempt to duplicate the performance of Standard & Poor's 500 Composite Stock Price Index by owning as many of the 500 stocks contained in the index as is feasible;

 3) invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interests therein except that the Fund may invest in stock index futures contracts, stock options and options on stock index futures contracts to that extent that not more than 5% of the Fund's assets are required as margin deposit for such futures contracts;

 4) lend money to any person except (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, and (ii) as provided under "Lending of Securities";

 5) purchase securities on margin or sell securities short except as described in limitation number "3";

 6) with respect to 75% of the Fund's assets, purchase more than 10% of the outstanding voting securities of any company, or purchase securities of any issuer (except obligations of the United States Government and its instrumentalities), if as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

 7) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

 8) pledge, mortgage or hypothecate the Fund's assets to an extent greater than 5% of its total assets;

 9) invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by
    Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and policies consistent with those of the Fund;

10) invest for the purpose of controlling management of any company;

11) engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

12) invest more than 25% of the value of its total assets in any one industry;

13) invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs, except as set forth in limitation number "3" above; and

14) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

These investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies.

                               PURCHASE OF SHARES

The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

EXCHANGE OF SECURITIES FOR SHARES OF THE FUND In certain circumstances, shares of the Fund may be purchased in exchange for common stocks. Such common stocks must be included in the appropriate Index and have a market value in excess of $10,000. Securities accepted by the Fund will be valued as set forth in the Fund's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of the Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

The Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, included in the Fund; (2) such an exchange will not cause the Fund's weightings to become imbalanced with respect to the weightings of the stocks included in the Index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (i.e., one that does not involve a trade of substantial size which artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.

Investors interested in such purchases should contact the Fund.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held.

The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part investment securities or in cash as the Fund may deem appropriate, however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of the Fund and each Portfolio," and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                        MANAGEMENT AND ADVISORY SERVICES

TRUSTEES AND OFFICERS

The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Trustees. The Trustees set broad policies for the Fund and choose its Officers. The following is a list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*
     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive
Officer & Trustee*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the other investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc.; and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Trustee

     Director of The Great Atlantic and Pacific Tea Company, Ikon Business Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesly College.


BRUCE K. MACLAURY, Trustee
     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc. and National Steel Company.

BURTON G. MALKIEL, Trustee
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co. and Southern New England Communications Company.
ALFRED M. RANKIN, JR., Trustee
     Chairman, President and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, Trustee
     President and Chief Executive Officer, the Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Trustee
     Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.; and Director of Kmart Corporation.

J. LAWRENCE WILSON, Trustee
     Chairman and Chief Executive Officer of Rohm & Hass Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------

*Mr. Bogle and the Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

REMUNERATION OF TRUSTEES AND OFFICERS

The Fund's Trustees and Officers receive no direct remuneration from the Fund. However, the Trustees do receive remuneration for their service as Directors or Trustees of the Funds comprising the Vanguard Group of Investment Companies. The following table provides detailed information with respect to the aggregate amounts paid or accrued for the Trustees by the Vanguard Funds for the fiscal year ended December 31, 1996.

                               COMPENSATION TABLE

                                                                ESTIMATED          TOTAL COMPENSATION
                                                             ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
                     NAMES OF TRUSTEES                       UPON RETIREMENT       PAID TO TRUSTEES(2)
-----------------------------------------------------------  ---------------     -----------------------
John C. Bogle(1)                                                      --                      --
John J. Brennan(1)                                                    --                      --
Barbara Barnes Hauptfuhrer                                       $15,000                 $65,000
Robert E. Cawthorn                                               $13,000                 $65,000
Bruce K. MacLaury                                                $12,000                 $60,000
Burton G. Malkiel                                                $15,000                 $65,000
Alfred M. Rankin, Jr.                                            $15,000                 $65,000
John C. Sawhill                                                  $15,000                 $65,000
James O. Welch, Jr.                                              $15,000                 $65,000
J. Lawrence Wilson                                               $15,000                 $65,000

---------------

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 34 Vanguard funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

THE VANGUARD GROUP

The Fund currently employs The Vanguard Group, Inc. ("Vanguard") to provide management, administrative and investment advisory services. Vanguard also provides virtually all of the corporate management, administrative, and distribution services for The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. Vanguard also provides investment advisory services to certain Vanguard Funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Fund and also furnishes the Fund with the necessary office space, furnishings and equipment.

The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

The Fund receives all investment advisory services from Vanguard's Core Management Group. The Core Management Group manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program with respect to those assets. The Core Management Group discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index, Vanguard Treasury Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as to several indexed separate accounts. Total assets under management by the Core Management Group were approximately $57 billion as of December 31, 1996. The Fund is not actively managed, but is instead administered by the Core Management Group, using computerized, quantitative techniques.

Under the terms of the Service and Advisory Agreement, Vanguard pays all of the Fund's expenses, except for taxes and brokerage commissions. For the years ended December 31, 1994, 1995 and 1996, the Fund paid approximately $2,044,000, $3,057,000, and $5,580,669, respectively, to Vanguard for services rendered under the Service and Advisory Agreement in effect for the Fund's 1994, 1995 and 1996 fiscal year end.

                             PORTFOLIO TRANSACTIONS

In placing portfolio transactions, the Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among broker dealers. For the years ended December 31, 1994, 1995, and 1996, the Fund paid $314,246, $496,995, and $862,036 respectively, in brokerage commissions.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value. The Board of Trustees has the power to designate one or more classes or series of shares. Currently, the Fund is offering shares of one series, which issues two classes of shares: Vanguard Institutional Index Fund Institutional Shares and Vanguard Institutional Index Fund Institutional Plus Shares.

The shares of the Fund are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class or series, shall be voted in the aggregate and not by class or series, except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class or series; and (ii) when the matter does not affect any interest of a particular class or series, then only shareholders of the affected classes or series shall be entitled to vote thereon.

The Fund will continue without limitation of time, provided however that:

          (1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of the Fund;

          (2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund; and

          (3) Without the approval of the shareholders of the Fund, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2), 3) above the Trust shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

SHAREHOLDER AND TRUSTEE LIABILITY Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable (and not because of such shareholder's acts or omissions) for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the year ended December 31, 1996, including the financial highlights for each of the periods, appearing in the Vanguard Institutional Index Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information and does not include information for the Institutional Plus Shares of the Fund because such class was not offered during the Fund's 1996 fiscal year.

                             YIELD AND TOTAL RETURN

The average annual total return of the Institutional Shares of the Fund* for one year, three and five years ending December 31, 1996, and since inception on July 31, 1990 was +23.06%, +19.71%, +15.21% and +15.30%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods (or life of Fund, as applicable) set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment. The annualized yield for the Institutional Shares of the Fund for the thirty days ended December 31, 1996 was +1.97%.
---------------

* The Fund reserves the right to deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of shares of the Fund if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management; total return figures are not adjusted to reflect this transaction fee.

                              PERFORMANCE MEASURES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

The Fund may from time to time use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL BOND INDEX (20 YEAR) -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index, 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 12.5% Standard & Poor's Utilities Index and 12.5% Standard and Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

                                     PART C
                       VANGUARD INSTITUTIONAL INDEX FUND
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
(A) FINANCIAL STATEMENTS.

The Registrant's financial statements for the year ended December 31, 1996, including the financial highlights for each of the respective periods presented, appearing in the Vanguard Institutional Index Fund's 1996 Annual Report to Shareholders and the reports thereon of Price Waterhouse LLP, independent accountants, are incorporated by reference in this Statement of Additional Information, from the Registrant's 1996 Annual Report to Shareholders which has been filed with the Commission. The Financial Statements included in the Annual Report are:

 1. Statement of Net Assets as of December 31, 1996.
 2. Statement of Operations for the year ended December 31, 1996.
 3. Statement of Changes in Net Assets for the years ended December 31, 1995 and 1996.
 4. Financial Highlights for the respective periods ended December 31, 1996.
 5. Notes to Financial Statements.
 6. Report of Independent Accountants.

(B) EXHIBITS

 1. Declaration of Trust.**
 2. By-Laws of Registrant.**
 3. Not Applicable.
 4. Not Applicable.
 5. Not Applicable.
 6. Not Applicable.
 7. Reference is made to the section entitled "Management and Advisory Services" in the Registrant's Statement of Additional Information.
 8. Form of Custody Agreement.**
 9. Form of Vanguard Service Agreement.**
10. Opinion of Counsel.**
11. Consent of Independent Accountants.*
13. Not Applicable.
14. Not Applicable.
15. Not Applicable.
16. Schedule for Computation of Performance Quotations.*
18. Registrant's Form of Multiple Class Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940.**
19. Powers-of-Attorney.**
27. Financial Data Schedule.*
---------------
 * Filed herewith.
** Previously filed.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management and Investment Advisory Services" in the Prospectus constituting Part A and "Management and Advisory Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

As of March 31, 1996 there were 15,729 shareholders of the Fund.

ITEM 27. INDEMNIFICATION

Reference is made to Article XI of Registrant's Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment advisory services are provided to the Registrant by The Vanguard Group, Inc. a jointly-owned subsidiary of the Funds in the Vanguard Group of Investment Companies. See the information concerning The Vanguard Group, Inc. set forth in Parts A and B. For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of trustee, officer, employee, partner or trustee, reference is made to Form ADV (File #801-11953) filed by it under the Investment Advisers Act of 1940.

ITEM 29. PRINCIPAL UNDERWRITERS
(a) None.
(b) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, PA 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Broad and Market Streets, Philadelphia, PA 19103.

ITEM 31. MANAGEMENT SERVICES

Other than the Service and Advisory Agreement with The Vanguard Group, Inc. which was previously filed as an Exhibit and described in Part B hereof under "Management and Advisory Services," the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 24th day of June, 1997.


VANGUARD INSTITUTIONAL INDEX FUND

BY: (Raymond J. Klapinsky)*
    John J. Brennan, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)*
    John C. Bogle, Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    John J. Brennan, President, Trustee and Chief Executive Officer

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    Robert E. Cawthorn, Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    Barbara B. Hauptfuhrer, Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    Bruce K. MacLaury, Jr., Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    Burton G. Malkiel, Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    Alfred M. Rankin, Jr., Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    John C. Sawhill, Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    James O. Welch, Jr., Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    J. Lawrence Wilson, Trustee

    June 24, 1997


BY: (Raymond J. Klapinsky)*
    Richard F. Hyland, Treasurer and Principal
    Financial Officer and Accounting Officer

    June 24, 1997


* As Attorney-in-Fact, pursuant to Power-of-Attorney. See Form SE filed for the Windsor Funds, Inc. (File Number 2-14336), as filed with the Commission on or about January 23, 1990, incorporated by reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants...................................................  EX-99.B11
Schedule for Computation of Performance Quotations...................................  EX-99.B16
Financial Data Schedule..............................................................  EX-27